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                                                                  EXHIBIT 10.60

                       FIRST AMENDMENT TO LOAN AGREEMENT


                 This First Amendment to Loan Agreement ("First Amendment") is dated as of August 1, 1997 and is entered into by and among The Sports Club Company, Inc., The Spectrum Club Company, Inc., Pontius Realty, Inc., Sports Club, Inc. of California, Irvine Sports Club, Inc., HealthFitness Organization of America, Inc., L.A./Irvine Sports Club, Ltd., Talla New York, Inc., SCC Sports Club, Inc., and Green Valley Spectrum Club, Inc. (collectively, "Borrowers") and Sumitomo Bank of California ("Bank").


                                R E C I T A L S

         A. The Sports Club Company, Inc., The Spectrum Club Company, Inc., Pontius Realty, Inc., Sports Club, Inc. of California, Irvine Sports Club, Inc., HealthFitness Organization of America, Inc., L.A./Irvine Sports Club, Ltd., Talla New York, Inc. and SCC Sports Club, Inc., as Borrowers, and Bank, as lender, entered into that certain Loan Agreement dated as of March 20, 1997 ("Loan Agreement") pursuant to which Bank has provided certain credit facilities to Borrowers.

         B. The Sports Club Company, Inc. has entered into a Settlement Agreement resolving the Century City Spectrum Club lawsuit ("Spectrum Settlement") pursuant to which The Sports Club Company, Inc. has agreed to pay $1,950,000 to Century Entertainment over a one year period ending February, 1998 in four equal quarterly payments. Payment of the Spectrum Settlement may result in a violation of Section 6.4 of the Loan Agreement which requires Borrowers to maintain, on a combined basis, a positive net income.

         C. The Sports Club Company, Inc. has organized and is the sole shareholder of Green Valley Spectrum Club, Inc., a Nevada corporation ("SCC Nevada").

         D. The Sports Club Company, Inc. and SCC Nevada are in the process of negotiating the purchase of the assets of the Green Valley Athletic Club located in Henderson, Nevada ("Green Valley Acquisition"). The Sports Club Company, Inc. has entered into a letter of intent in connection with the Green Valley Acquisition for the





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purchase price of $6,500,000.

         E. Section 6.3 of the Loan Agreement limits, among other things, the Borrowers from making any Acquisition in an amount requiring payment in excess of $2,500,000 of Borrower's cash within one year of such Acquisition or a sum greater than four times the historical cash flow of the acquired entity with acceptable adjustments for identified savings which will occur as a result of such Acquisition.

         F. In connection with the Green Valley Acquisition, Borrowers have requested that Bank allow a borrowing under the Loan Agreement to allow Bank to make a loan available to Borrowers.

         G. In connection with the Green Valley Acquisition, SCC Nevada is to become a Borrower under the Loan Documents and The Sports Club Company, Inc. shall pledge all of the stock in SCC Nevada as additional collateral security for the Obligations under the Loan Documents.

         H. Bank is willing to consent to amending the Loan Agreement in connection with the Spectrum Settlement and the Green Valley Acquisition.


                               A G R E E M E N T

                 NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and Bank hereby agree as follows:

                 1. Defined Terms. Except as otherwise defined herein, capitalized terms set forth herein without definition shall have the respective meanings assigned to them in the Loan Agreement.

                 2. Profitability. Section 6.4 of the Loan Agreement is amended solely for the second quarter of Borrowers' 1997 fiscal year to substitute the "positive net income" requirement with a requirement that Borrowers, on a combined basis, shall have a net income before taxes and extraordinary items of not less than $850,000.00. Except with respect to the above-referenced quarter, Borrowers shall at all times comply with the positive net income requirement of Section 6.4.





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                 3.       Acquisition.  Section 6.3 of the Loan Agreement, with
respect to the $2,500,000 cap relating to Borrowers' cash and the limitation relating to a sum not greater than four times the historical cash flow of the acquired entity in connection with Acquisitions is waived with respect to the Green Valley Acquisition. All other terms and conditions of the Loan Agreement shall continue to apply with respect to the Green Valley Acquisition and all terms and conditions of the Loan Agreement, including the above-described limitation and cap, shall continue to apply with respect to any other Acquisition.

                 4. New Borrower. SCC Nevada is hereby entering into this First Amendment as a new Borrower under the Loan Documents and does hereby assume all Obligations, liabilities, terms and conditions now or hereafter existing as a Borrower under the Loan Documents. SCC Nevada agrees to execute such further agreements, documents, financing statements, security agreements and the like as may be required by Bank in connection with this First Amendment and SCC Nevada's becoming an additional Borrower under the Loan Documents.

                 5. Pledge of Stock. The Sports Club Company, Inc. hereby pledge all of its right, title and interest in the SCC Nevada stock to Bank as collateral security for all of its Obligations under the Loan Documents. In connection therewith, The Sports Club Company, Inc. agrees to execute such agreements, financing statements and other documents and agreements as may be required by Bank in connection with such pledge of the SCC Nevada stock.

                 6. Representations and Warranties. Each representation made by the Borrowers in the Loan Agreement is true and correct on and as of the date hereof as though made as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date or have become inaccurate without resulting in a breach of the Loan Agreement.

                 7. Full Force and Effect. Except as expressly amended hereby, the Loan Agreement and any other Loan Documents shall remain unaltered and in full force and effect.








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                 8.       Counterparts.  This First Amendment may be executed
in multiple counterparts, each of which shall constitute an original and all of which, taken together, shall constitute but one and the same instrument.


                 IN WITNESS WHEREOF, this First Amendment has been executed as of the date first above written.


                                     "Borrowers"

                                     THE SPORTS CLUB COMPANY, INC.

                                     By    /s/ Timothy O'Brien
                                       -------------------------------------

                                     Its   Chief Financial Officer
                                        ------------------------------------

                                     THE SPECTRUM CLUB COMPANY, INC.


                                     By    /s/ Timothy O'Brien
                                       -------------------------------------

                                     Its   Chief Financial Officer
                                        ------------------------------------

                                     PONTIUS REALTY, INC.

                                     By    /s/ Timothy O'Brien
                                       -------------------------------------

                                     Its   Chief Financial Officer
                                       -------------------------------------


                                     SPORTS CLUB, INC. OF CALIFORNIA

                                     By    /s/ Timothy O'Brien
                                       -------------------------------------

                                     Its   Chief Financial Officer
                                         -----------------------------------





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                                     IRVINE SPORTS CLUB, INC.


                                     By    /s/ Timothy O'Brien
                                         -----------------------------------

                                     Its   Chief Financial Officer
                                         -----------------------------------


                                     HEALTH FITNESS ORGANIZATION OF AMERICA,
                                     INC.

                                     By    /s/ Timothy O'Brien
                                         -----------------------------------

                                     Its   Chief Financial Officer
                                         -----------------------------------

                                     L.A./IRVINE SPORTS CLUB, LTD.

                                     By    Sports Club Inc. of California
                                         -----------------------------------

                                     Its   General Partner
                                         -----------------------------------

                                     By    /s/ Timothy O'Brien
                                         -----------------------------------

                                     Its   Chief Financial Officer
                                         -----------------------------------

                                     TALLA NEW YORK, INC.

                                     By    /s/ Timothy O'Brien
                                         -----------------------------------

                                     Its   Chief Financial Officer
                                         -----------------------------------

                                     SCC SPORTS CLUB. INC.

                                     By    /s/ Timothy O'Brien
                                         -----------------------------------

                                     Its   Chief Financial Officer
                                         -----------------------------------




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                                     GREEN VALLEY SPECTRUM CLUB, INC.


                                     By    /s/ Timothy O'Brien
                                         -----------------------------------

                                     Its   Chief Financial Officer
                                         -----------------------------------


                                     "Bank"

                                     SUMITOMO BANK OF CALIFORNIA

                                     By    /s/ Elizabeth Toda
                                         -----------------------------------

                                     Its   Assistant Vice President
                                         -----------------------------------















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